Exhibit 99.1

Applied Optoelectronics Reports Fourth Quarter and Year 2014 Results

Sugar Land, TX, February 25, 2015 – Applied Optoelectronics, Inc. (NASDAQ: AAOI), a leading provider of fiber-optic access network products for the internet data center, cable broadband and fiber-to-the-home markets, today announced financial results for its fourth quarter and year ended December 31, 2014.

“Fourth quarter revenue grew 53% year-over-year and we achieved record gross margin. As we reported in January, fourth quarter production was below our initial expectations due to a supply issue with an externally sourced optical sub-assembly for a new 40 Gbps data center transceiver,” said Dr. Thompson Lin, Applied Optoelectronics, Inc. (AOI) founder and CEO. “Outside of this supply issue, demand for our data center products remained very high with sales inline with our expectations.”

Dr. Lin continued, “Overall for the full year our total revenue grew 66%, driven primarily by our rapid expansion in the data center optical market. We are proud to have achieved this above market growth while also improving our gross margin and significantly increasing our net income.”

Fourth Quarter 2014 Financial Summary

•	Total revenue grew to $36.4 million, up 53% compared with $23.7 million in the fourth quarter 2013 and relatively unchanged compared with $36.5 million in the third quarter 2014.

•	GAAP gross margin was 33.7%, compared with 28.1% in the fourth quarter 2013 and 33.2% in the third quarter 2014. Non-GAAP gross margin increased to 36.0%, compared with 28.2% in the fourth quarter 2013 and 33.3% in the third quarter 2014.

•	GAAP net income was $0.7 million or $0.05 per diluted share, compared with a net loss of $0.5 million or a $0.04 loss per diluted share in the fourth quarter 2013 and net income of $1.6 million or $0.10 per diluted share in the third quarter 2014.

•	Non-GAAP net income was $4.0 million or $0.27 per diluted share, compared with a non-GAAP net income of $0.3 million or $0.02 per diluted share in the fourth quarter 2013 and non-GAAP net income of $3.1 million or $0.20 per diluted share in third quarter 2014.

Full Year 2014 Financial Summary

•	Total revenue grew to $130.4 million, up 66% compared with $78.4 million in 2013.

•	GAAP gross margin was 33.9%, compared with 29.4% in 2013. Non-GAAP gross margin was 34.6%, compared with 29.4% in 2013.

•	GAAP net income was $4.3 million or $0.28 per diluted share, compared with a net loss of $1.4 million or a $0.14 loss per diluted share in 2013. Non-GAAP net income was $10.4 million or $0.68 per diluted share, compared with a non-GAAP net income of $0.1 million or $0.01 per diluted share in 2013.

•	On December 31, 2014, cash, cash equivalents and short-term investments totaled $40.9 million, an increase from the December 31, 2013 balance of $30.8 million.

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A reconciliation between all GAAP and non-GAAP information referenced above is contained in the tables below. Please also refer to “Non-GAAP Financial Measures” below for a description of these non-GAAP financial measures.

First Quarter 2015 Business Outlook (+)

For the first quarter of 2015, the company currently expects:

•	Revenue in the range of $35.0 million to $36.5 million

•	Non-GAAP gross margin in the range of 34.0% to 35.0%

•	Non-GAAP net income in the range of $2.0 million to $3.2 million, and non-GAAP fully diluted earnings per share in the range of $0.13 to $0.21 using approximately 15.3 million shares

(+) Please refer to the note below on forward-looking statements and the risks involved with such statements as well as the note on non-GAAP financial measures.

Conference Call Information

Applied Optoelectronics will host a conference call today, February 25, 2015 at 4:30 p.m. Eastern time / 3:30 p.m. Central time for analysts and investors to discuss its fourth quarter and year 2014 results and outlook for its first quarter of 2015. Open to the public, investors may access the call by dialing (719) 457-2648. A live audio webcast of the conference call along with supplemental financial information will also be accessible on the company's website at investors.ao-inc.com. Following the webcast, an archived version will be available on the website for one year. A telephonic replay of the call will be available two hours after the call and will run for five business days and may be accessed by dialing (719) 457-0820 and entering passcode 2788995.

Forward-Looking Information

This press release contains forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions and current expectations, which could cause the company’s actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include but are not limited to: reduction in the size or quantity of customer orders; change in demand for the company’s products due to industry conditions; changes in manufacturing operations; volatility in manufacturing costs; delays in shipments of products; disruptions in the supply chain; change in the rate of design wins or the rate of customer acceptance of new products; the company’s reliance on a small number of customers for a substantial portion of its revenues; potential pricing pressure; a decline in demand for our customers products or their rate of deployment of their products; general conditions in the internet data center, CATV or FTTH markets; changes in the world economy (particularly in the United States and China); the negative effects of seasonality; and other risks and uncertainties described more fully in the company’s documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact the company’s business are set forth in the “Risk Factors” section of the company’s quarterly and annual reports on file with the Securities and Exchange Commission. In some cases, you can identify forward-looking statements by terminology such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expects,’’ ‘‘plans,’’ ‘‘anticipates,’’ ‘‘believes,’’ or ‘‘estimates” or by other similar expressions that convey uncertainty of future events or outcomes. You should not rely on forward-looking statements as predictions of future events. All forward-looking statements in this press release are based upon information available to us as of the date hereof, and qualified in their entirety by this cautionary statement. Except as required by law, we assume no obligation to update forward-looking statements for any reason after the date of this press release to conform these statements to actual results or to changes in the company’s expectations.

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Non-GAAP Financial Measures

We provide non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings per share, and other non-GAAP measures like Adjusted EBITDA to eliminate the impact of items that we do not consider indicative of our overall operating performance. To arrive at our non-GAAP gross profit, we exclude stock-based compensation expense and non-recurring expenses, if any, from our GAAP gross profit. To arrive at our non-GAAP income (loss) from operations, we exclude all amortization of intangible assets, stock-based compensation expense and non-recurring expenses, if any, from our GAAP net income (loss) from operations. Included in our Q4 non-recurring expenses are items related to the relocation of our Taiwan plant and certain non-recurring expenses related to our fiber-to-the-home business. To arrive at Adjusted EBITDA, we exclude these same items and, additionally, exclude asset impairment charges, loss (gain) from disposal of idle assets, unrealized exchange loss (gain), interest (income) expense, on a net basis, provision for (benefit from) income taxes and depreciation expense, from our GAAP net income (loss). We believe that our non-GAAP measures are useful to investors in evaluating our operating performance for the following reasons:

•	We believe that elimination of items such as stock-based compensation expense, non-recurring expenses, amortization and tax is appropriate because treatment of these items may vary for reasons unrelated to our overall operating performance;

•	We believe that non-GAAP measures provide better comparability with our past financial performance, period-to-period results and with our peer companies, many of which also use similar non-GAAP financial measures; and

•	We anticipate that investors and securities analysts will utilize non-GAAP measures to evaluate our overall operating performance.

Adjusted EBITDA and other non-GAAP measures should not be considered as an alternative to gross profit, income (loss) from operations, net income (loss) or any other measure of financial performance calculated and presented in accordance with GAAP. Our Adjusted EBITDA and other non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate Adjusted EBITDA or such other non-GAAP measures in the same manner.

About Applied Optoelectronics

Applied Optoelectronics, Inc. (AOI) is a leading developer and manufacturer of advanced optical products, including components, modules and equipment. AOI's products are the building blocks for broadband fiber access networks around the world, where they are used in the internet data center, CATV broadband and fiber-to-the-home markets. AOI supplies optical networking lasers, components and equipment to tier-1 customers in all three of these markets. In addition to its corporate headquarters, wafer fab and advanced engineering and production facilities in Sugar Land, TX, AOI has engineering and manufacturing facilities in Taipei, Taiwan and Ningbo, China.

For additional information, visit www.ao-inc.com. Applied Optoelectronics, Inc. and the related AOI logo are trademarks of Applied Optoelectronics, Inc.

Investor Relations Contacts:

The Blueshirt Group, Investor Relations

Maria Riley

+1-415-217-7722

ir@ao-inc.com

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Applied Optoelectronics, Inc.

Preliminary Condensed Consolidated Balance Sheets

(In thousands, except per share data)

(Unaudited)

	December 31, 2014	December 31, 2013

ASSETS
CURRENT ASSETS
Cash, Cash Equivalents and Short term investments	$40,873	$30,751
Accounts Receivable, Net	31,589	22,089
Inventories	33,780	19,608
Notes Receivable	980	–
Prepaid Expenses and Other Current Assets	6,017	5,488
Total Current Assets	113,239	77,936

Property, Plant And Equipment, Net	64,808	31,134
Land Use Rights, Net	930	959
Intangible Assets, net	3,833	851
Other Assets	860	177
TOTAL ASSETS	$183,670	$111,057

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts Payable	$30,799	$15,010
Accrued Expenses	6,940	4,515
Bank Acceptance Payable	1,271	2,347
Bank Loan-Short Term	8,205	13,260
Current Portion of Long Term Debt	1,386	3,925
Total Current Liabilities	48,601	39,057

Notes Payable and Long Term Debt	19,057	8,923
Other Long Term liabilities	1,000	–
TOTAL LIABILITIES	68,658	47,980

TOTAL STOCKHOLDERS' EQUITY	115,012	63,077

Total Liabilities, redeemable preferred stock and stockholders' equity	$183,670	$111,057

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Applied Optoelectronics, Inc.

Preliminary Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
Revenue	2014	2013	2014	2013
CATV	$14,749	$14,041	$47,389	$47,373
Datacenter	14,923	5,910	64,453	19,386
FTTH	5,663	1,603	13,591	4,377
Other	1,056	2,190	5,016	7,288
Total Revenue	36,391	23,744	130,449	78,424

Total Cost of Goods Sold	24,132	17,068	86,203	55,396

Total Gross Profit	12,259	6,676	44,246	23,028

Operating Expenses:
Research & Development	4,221	2,400	15,970	8,512
Sales and Marketing	1,591	1,198	6,043	4,191
General and administrative	5,131	3,375	17,095	10,632
Total Operating Expenses	10,943	6,973	39,108	23,335

Operating Income (Loss)	1,316	(297)	5,138	(307)

Other Income (Expense):
Interest Income	89	55	369	104
Interest Expense	(50)	(200)	(326)	(1,125)
Other Income	208	69	302	334
Other Expense	(849)	(147)	(1,001)	(412)
Total Other Income (Expenses):	(602)	(223)	(656)	(1,099)

Net Income (loss) before Income Taxes	714	(520)	4,482	(1,406)

Income Tax	(12)	–	(199)	–

Net Income (loss)	$702	$(520)	$4,283	$(1,406)
Net income (loss) per share attributable to common stockholders
basic	$0.05	$(0.04)	$0.30	$(0.14)
diluted	$0.05	$(0.04)	$0.28	$(0.14)

Weighted-average shares used to compute net income (loss) per share attributable to common stockholders
basic	14,819	12,631	14,307	9,965
diluted	15,207	12,631	15,187	9,965

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Applied Optoelectronics, Inc.

Preliminary Condensed Consolidated NON GAAP Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
Revenue	2014	2013	2014	2013
CATV	$14,749	$14,041	$47,389	$47,373
Datacenter	14,923	5,910	64,453	19,386
FTTH	5,663	1,603	13,591	4,377
Other	1,056	2,190	5,016	7,288
Total Revenue	36,391	23,744	130,449	78,424

Total Cost of Goods Sold	23,308	17,052	85,317	55,340

Total Gross Profit	13,083	6,692	45,132	23,084

Operating Expenses:
Research & Development	4,190	2,383	15,855	8,459
Sales and Marketing	1,566	1,178	5,946	4,139
General and administrative	3,762	2,718	13,419	9,622
Total Operating Expenses	9,518	6,279	35,220	22,220

Operating Income (Loss)	3,565	413	9,912	864

Other Income (Expense):
Interest Income	89	55	369	104
Interest Expense	(50)	(200)	(326)	(1,125)
Other Income / Expense	453	7	601	264
Total Other Income (Expenses):	492	(138)	644	(757)

Net Income (loss) before Income Taxes	4,057	275	10,556	107

Income Tax	(12)	–	(199)	–

Net Income (loss)	$4,045	$275	$10,357	$107
Net income (loss) per share attributable to common stockholders
basic	$0.27	$0.02	$0.72	$0.01
diluted	$0.27	$0.02	$0.68	$0.01

Weighted-average shares used to compute net income (loss) per share attributable to common stockholders
basic	14,819	12,631	14,307	9,965
diluted	15,207	13,291	15,187	10,626

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Applied Optoelectronics, Inc.

Preliminary Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
GAAP total gross profit	$12,259	$6,676	$44,246	$23,028
Share-based compensation expense	27	16	89	56
Non Recurring expense	797	–	797	–
Non-GAAP income (loss) from gross profit	13,083	6,692	45,132	23,084

GAAP research and development expense	4,221	2,400	15,970	8,512
Share-based compensation expense	31	17	115	53
Non-GAAP research and development expense	4,190	2,383	15,855	8,459

GAAP sales and marketing expense	1,591	1,198	6,043	4,191
Share-based compensation expense	25	20	97	52
Non-GAAP sales and marketing expense	1,566	1,178	5,946	4,139

GAAP general and administrative expense	5,131	3,375	17,095	10,632
Share-based compensation expense	483	640	1,759	907
Amortization expense	98	17	356	68
Non Recurring expense	788	–	1,561	35
Non-GAAP general and administrative expense	3,762	2,718	13,419	9,622

GAAP total operating expense	10,943	6,973	39,108	23,335
Share-based compensation expense	539	677	1,971	1,012
Amortization expense	98	17	356	68
Non Recurring expense	788	–	1,561	35
Non-GAAP total operating expense	9,518	6,279	35,220	22,220

GAAP operating income (loss)	1,316	(297)	5,138	(307)
Share-based compensation expense	566	693	2,060	1,068
Amortization expense	98	17	356	68
Non Recurring expense	1,585	–	2,358	35
Non-GAAP operating income (loss)	3,565	413	9,912	864

GAAP other income (loss)	(602)	(223)	(656)	(1,099)
Unrealized exchange loss (gain)	1,094	85	1,300	342
Non-GAAP other income (loss)	492	(138)	644	(757)

GAAP net income (loss)	702	(520)	4,283	(1,406)
Amortization of intangible assets	98	17	356	68
Share-based compensation expense	566	693	2,060	1,068
Non Recurring charges	1,585	–	2,358	35
Unrealized exchange loss (gain)	1,094	85	1,300	342
Non-GAAP net income (loss)	4,045	275	10,357	107

GAAP net income (loss)	702	(520)	4,283	(1,406)
Amortization of intangible assets	98	17	356	68
Share-based compensation expense	566	693	2,060	1,068
Depreciation expense	1,722	954	5,813	3,339
Non Recurring charges	1,585	–	2,358	35
Unrealized exchange loss (gain)	1,094	85	1,300	342
Interest (income) expense, net	(39)	145	(43)	1,021
Taxes related to the above	12	–	199	–
Adjusted EBITDA	$5,740	$1,374	$16,326	$4,467

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